MEDIA RELEASE

Exhibit 99.1

Rocket Lab Announces First Quarter 2023

Financial Results, Issues Guidance For Continued Growth In Second Quarter 2023

Long Beach, California. May 9, 2023 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today shared the financial results for fiscal first quarter 2023, ended March 31, 2023.

Rocket Lab founder and CEO, Peter Beck, said: “Rocket Lab started the year strong with three successful Electron missions in the first quarter across our global launch facilities and to date, remains the only commercial U.S. small launch vehicle to successfully deliver satellites to orbit in 2023. At a time when we’re starting to see a contraction of available small rockets, we’re also seeing an increase in launch bookings for Electron launches in 2023 and beyond from new and returning customers across government and commercial sectors. The development of our larger rocket Neutron is continuing at pace with launch and testing facilities expanded, engine hardware being printed at our headquarters in Long Beach, and vehicle hardware in production for upcoming structural tests throughout the year that we expect will keep the program on track. Space Systems also continues its strong performance, with the majority of our products supporting customer missions across several launches in the quarter, and major program milestones reached on Photon spacecraft build programs for government and commercial customers.”

First Quarter 2023 Business Highlights:

•
Delivered financial results that exceeded the high end of prior guidance for revenue and gross margin.
•
Launched three successful Electron missions in the first quarter for commercial constellation operators HawkEye 360, Capella Space, and BlackSky.
•
Successfully completed the Company’s first launch from its U.S. launch site, Rocket Lab Launch Complex 2, at the Virginia Spaceport Authority’s Mid-Atlantic Regional Spaceport on January 24, 2023. The mission deployed three satellites for radio frequency geospatial analytics provider HawkEye 360.
•
Successfully completed the Company’s fastest turnaround between launches to date – just seven days between its 34th Electron launch, “Stronger Together”, from Rocket Lab Launch Complex 2 in Virginia on March 16, 2023, and its 35thElectron launch, “The Beat Goes On”, from Rocket Lab Launch Complex 1 in New Zealand on March 24, 2023.
•
Rocket Lab remains the only U.S. commercial small launch provider to successfully deliver satellites to orbit in 2023.
•
Secured a multi-mission contract with Capella Space to launch four more dedicated launches on Electron in 2023.

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•
Achieved programmatic milestones for the Company’s two Photon spacecraft to support NASA’s ESCAPADE mission to Mars, and for the Photon spacecraft for a Varda Space Industries’ mission to manufacture high-value products in zero gravity. Both Photon programs include Rocket Lab star trackers, reaction wheels, solar panels, flight software, and radios – demonstrating the value and strength of the Company’s vertical integration and in-house supply chain.

Business Highlights Since March 31, 2023:

•
Successfully deployed two satellites to space for NASA’s TROPICS mission on the first of two dedicated launches on Electron for the constellation scheduled in May 2023.
•
Secured another NASA mission to Electron’s 2023 launch manifest with its Starling mission. Rocket Lab was selected by NASA to launch the Starling mission on an expedited timeline due to long delays and uncertainty with the mission’s original launch provider.
•
Signed multiple new launch contracts on Electron for 2023 for undisclosed commercial satellite customers previously manifested on another small launch vehicle, demonstrating Electron’s strong position as a reliable and dependable ride to orbit for small satellite operators.
•
Introduced Rocket Lab’s new HASTE launch vehicle, a suborbital testbed launch vehicle derived from the Company’s Electron rocket to provide reliable, high-cadence flight test opportunities to support the development of advanced hypersonic systems technology.
•
Announced that the Company will fly a pre-launched 3D printed Rutherford engine on an upcoming mission in Q3’23, a major step in evolving the Electron launch vehicle into a reusable rocket.

Second Quarter 2023 Guidance

For the second quarter of 2023, Rocket Lab expects:

•
Revenue between $60 million and $63 million.
•
Launch Services revenue of approximately $23 million.
•
Space Systems revenue of between $37 million to $40 million.
•
GAAP Gross Margins between 14% to 16%.
•
Non-GAAP Gross Margins between 22% to 24%.
•
GAAP Operating Expenses between $55 million to $57 million.
•
Non-GAAP Operating Expenses between $41 million to $43 million.
•
Expected Interest Expense (Income), net $1 million.
•
Adjusted EBITDA loss of $22 million to $24 million.
•
Basic Shares Outstanding of 480 million.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q2 2023 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $14 million to $15 million in Q2 2023.

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Conference Call Information

Rocket Lab will host a conference call for investors at 1:30 p.m. PT (4:30 p.m. ET) today to discuss these business highlights and financial results for our first quarter, to provide our outlook for the second quarter, and other updates.

The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron launch vehicle for large spacecraft and constellation deployment. From its first orbital launch in January 2018 to date, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 161 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch site in Virginia, USA. To learn more, visit www.rocketlabusa.com.

+ Rocket Lab Investor Relations Contact

Colin Canfield

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Murielle Baker

media@rocketlabusa.com

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+ Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our expectations of financial results for the second quarter of 2023, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 7, 2023, and elsewhere. There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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+ Use of Non-GAAP Financial Measures

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:

+ Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.

+ Other Non-GAAP Financial Measures

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2023 AND 2022

(unaudited; in thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022
Revenues	$54,895	$40,703
Cost of revenues	48,538	36,968
Gross profit	6,357	3,735
Operating expenses:
Research and development, net	23,905	13,477
Selling, general and administrative	28,469	23,078
Total operating expenses	52,374	36,555
Operating loss	(46,017)	(32,820)
Other income (expense):
Interest expense, net	(685)	(2,989)
Gain (loss) on foreign exchange	134	(20)
Change in fair value of liability classified warrants	—	13,482
Other income, net	1,477	26
Total other income, net	926	10,499
Loss before income taxes	(45,091)	(22,321)
Provision for income taxes	(526)	(4,388)
Net loss	$(45,617)	$(26,709)
Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.10)	$(0.06)
Weighted-average common shares outstanding:
Basic and diluted	476,199,710	456,495,288

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2023 AND DECEMBER 31, 2022

(unaudited; in thousands, except share and per share values)

	March 31, 2023
	(unaudited)	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$208,365	$242,515
Marketable securities, current	190,357	229,276
Accounts receivable, net	50,690	36,572
Contract assets	12,558	9,451
Inventories	98,453	92,279
Prepaids and other current assets	63,203	52,201
Assets held for sale	11,630	—
Total current assets	635,256	662,294
Non-current assets:
Property, plant and equipment, net	95,981	101,514
Intangible assets, net	76,495	79,692
Goodwill	71,020	71,020
Right-of-use assets - operating leases	34,839	35,239
Right-of-use assets - finance leases	15,458	15,614
Marketable securities, non-current	47,920	9,193
Restricted cash	3,337	3,356
Deferred income tax assets, net	3,500	3,898
Other non-current assets	7,102	7,303
Total assets	$990,908	$989,123
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$22,852	$12,084
Accrued expenses	8,678	8,723
Employee benefits payable	12,333	8,634
Contract liabilities	125,635	108,344
Current installments of long-term borrowings	2,934	2,906
Other current liabilities	24,863	22,249
Total current liabilities	197,295	162,940
Non-current liabilities:
Long-term borrowings, excluding current installments	100,724	100,043
Non-current operating lease liabilities	33,870	34,266
Non-current finance lease liabilities	15,478	15,568
Deferred tax liabilities	170	95
Other non-current liabilities	3,353	3,005
Total liabilities	350,890	315,917
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 478,153,075 and 475,356,517 at March 31, 2023 and December 31, 2022, respectively	48	48
Additional paid-in capital	1,125,976	1,112,977
Accumulated deficit	(486,572)	(440,955)
Accumulated other comprehensive income	566	1,136
Total stockholders’ equity	640,018	673,206
Total liabilities and stockholders’ equity	$990,908	$989,123

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2023 AND 2022

(unaudited; in thousands)

	For the Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(45,617)	$(26,709)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,033	6,088
Stock-based compensation expense	14,036	11,958
Loss on disposal of assets	5	5
Amortization of debt issuance costs and discount	709	690
Noncash lease expense	988	731
Noncash income associated with liability-classified warrants	—	(13,482)
Change in the fair value of contingent consideration	300	2,500
Accretion of marketable securities purchased at a discount	(1,147)	—
Deferred income taxes	420	(1,558)
Changes in operating assets and liabilities:
Accounts receivable, net	(14,116)	(5,644)
Contract assets	(3,109)	(3,668)
Inventories	(6,712)	(9,132)
Prepaids and other current assets	(10,035)	(1,071)
Other non-current assets	103	772
Trade payables	11,305	805
Accrued expenses	403	(3,245)
Employee benefits payables	1,294	475
Contract liabilities	17,292	10,652
Other current liabilities	2,305	4,266
Non-current lease liabilities	(891)	(783)
Other non-current liabilities	49	11
Net cash used in operating activities	(25,385)	(26,339)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(12,674)	(6,242)
Cash paid for acquisitions, net of acquired cash and restricted cash	—	(65,588)
Purchases of marketable securities	(76,394)	—
Maturities of marketable securities	78,099	—
Net cash used in investing activities	(10,969)	(71,830)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options and public warrants	771	1,379
Proceeds from Employee Stock Purchase Plan	1,202	1,025
Proceeds from sale of employees restricted stock units to cover taxes	3,078	20,841
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,915)	(8,756)
Payment of contingent consideration	(1,000)	—
Finance lease principal payments	(78)	(45)
Net cash provided by financing activities	2,058	14,444
Effect of exchange rate changes on cash and cash equivalents	127	(574)
Net decrease in cash and cash equivalents and restricted cash	(34,169)	(84,299)
Cash and cash equivalents, and restricted cash, beginning of period	245,871	692,075
Cash and cash equivalents, and restricted cash, end of period	$211,702	$607,776

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE THREE MONTHS ENDED MARCH 31, 2023 AND 2022

(unaudited; in thousands)

The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended March 31,
	2023	2022
NET LOSS	$(45,617)	$(26,709)
Depreciation	3,713	3,193
Amortization	3,320	2,895
Stock-based compensation expense	14,036	11,958
Transaction costs	165	375
Interest expense, net	685	2,989
Change in fair value of liability classified warrants	—	(13,482)
Change in fair value of contingent consideration	300	2,500
Performance reserve escrow	1,838	1,895
Amortization of inventory step-up	—	2,002
Provision for income taxes	526	4,388
(Gain) loss on foreign exchange	(134)	20
Accretion of marketable securities purchased at a discount	(1,165)	—
Loss on disposal of assets	5	5
Employee retention credit	(3,841)	—
ADJUSTED EBITDA	$(26,169)	$(7,971)

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	Three Months Ended March 31,
	2023	2022
GAAP Gross profit	$6,357	$3,735
Stock-based compensation	3,813	3,335
Amortization of purchased intangibles	1,710	565
Amortization of inventory step-up	—	2,002
Performance reserve escrow	57	114
Employee retention credit	(2,130)	—
Non-GAAP Gross profit	$9,807	$9,751
Non-GAAP Gross margin	17.9%	24.0%

GAAP Research and development, net	$23,905	$13,477
Stock-based compensation	(5,022)	(5,026)
Amortization of purchased intangibles	(9)	(1,632)
Employee retention credit	631	—
Non-GAAP Research and development, net	$19,505	$6,819

GAAP Selling, general and administrative	$28,469	$23,078
Stock-based compensation	(5,201)	(3,597)
Amortization of purchased intangibles	(1,434)	(598)
Transaction costs	(165)	(375)
Performance reserve escrow	(1,781)	(1,781)
Change in fair value of contingent consideration	(300)	(2,500)
Employee retention credit	1,080	—
Non-GAAP Selling, general and administrative	$20,668	$14,227

GAAP Operating expenses	$52,374	$36,555
Stock-based compensation	(10,223)	(8,623)
Amortization of purchased intangibles	(1,443)	(2,230)
Transaction costs	(165)	(375)
Performance reserve escrow	(1,781)	(1,781)
Change in fair value of contingent consideration	(300)	(2,500)
Employee retention credit	1,711	—
Non-GAAP Operating expenses	$40,173	$21,046

GAAP Operating loss	$(46,017)	$(32,820)
Total non-GAAP adjustments	15,651	21,525
Non-GAAP Operating loss	$(30,366)	$(11,295)

GAAP Total other income (expense), net	$926	$10,499
Change in fair value of liability classified warrants	—	(13,482)
(Gain) loss on foreign exchange	(134)	20
Non-GAAP Total other income (expense), net	$792	$(2,963)

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